Ohio National Fund, Inc.

Supplement dated December 6, 2019

to the Summary Prospectus dated May 1, 2019

ON BlackRock Advantage Large Cap Value Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously amended:

Effective December 6, 2019, the Portfolio changed its benchmark from the Dow Jones U.S. Select Dividend Index to the Russell 1000® Value Index to better align with the Portfolio’s new investment strategy.

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Please retain this supplement with your Prospectus for future reference.